Supplement dated April 2, 2013
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 15, 2013)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGERS DISCLOSURE
Sub-Advisor: Principal Real Estate Investors, LLC
On or about April 21, 2013, on page 218, in the Other Accounts Managed table, delete the information regarding Alastair Gillespie.

On or about April 21, 2013, on page 219, in the Ownership of Securities table, delete the information regarding Alastair Gillespie.